FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 20, 2003

Electronic Data Systems Corporation
(Exact name of registrant as specified in its charter)

Delaware	01-11779	75-2548221
(Sate or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.

5400 Legacy Drive

Plano, Texas 75024-3105

(Address of Principal Executive Offices,

Including Zip Code)

Registrant's telephone number, including area code: (972) 604-6000

Item 7.   Financial Statements and Exhibits

(c)        The following exhibit is furnished herewith

99.1	News release of Electronic Data Systems Corporation ("EDS") dated March 20, 2003.

Item 9.   Regulation FD Disclosure

On March 20, 2003, EDS issued a news release regarding the appointments of Michael H. Jordan as Chairman and Chief Executive Officer and Jeffrey M. Heller as President and Chief Operating Officer.  Mr. Jordan replaces Richard H. Brown as Chairman and Chief Executive Officer.  A copy of the news release is furnished herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                                                    ELECTRONIC DATA SYSTEMS CORPORATION

March 20, 2003                                                                                                                                          By:          /s/ D. Gilbert Friedlander

                                                                                                                                                                            D. Gilbert Friedlander, Senior Vice
                                                                                                                                                                            President, General Counsel and Secretary

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